FORM 8-K



                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




          MARCH 29, 1999           (MARCH 12, 1999)
          Date of Report (Date of earliest event reported)


                      PAUL HARRIS STORES, INC.
      (Exact name of registrant as specified in its charter)


       INDIANA             0-07264            35-0907402
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification No.)
incorporation)


                        6003 GUION ROAD
                  INDIANAPOLIS, INDIANA 46268
                  (Address of principal
                   executive offices)


Registrant's telephone number, including area code:  (317) 293-3900


                         NOT APPLICABLE
  (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 12, 1999, a wholly-owned subsidiary of Paul Harris Stores, Inc. (the "Registrant") acquired from The J. Peterman Company (the "Peterman Company") substantially all of the assets of the Peterman Company. The Peterman Company had been operating as a debtor-in-possession since filing a voluntary petition under Chapter 11 of the Federal Bankruptcy Code on January 25, 1999. On February 25, 1999, the Peterman Company filed with the United States Bankruptcy Court for the Eastern District of Kentucky, Lexington Division (the "Bankruptcy Court") its "Emergency Motion to Employ Agent with Authority to Sell Assets Subject to Higher and Better Offers" and other relief (the "Sale Motion"). On March 5, 1999, the auction authorized by the order granting relief requested by the Sale Motion was conducted and the Registrant's offer to purchase the assets of the Peterman Company was accepted subject to negotiation and execution of a definitive agreement. The sale of assets was consummated on March 12, 1999, pursuant to an Asset Purchase Agreement which resulted from arms-length negotiation.

         The Peterman Company operated a mail-order catalog distribution center in Lexington, Kentucky (the "Center") and had 13 retail outlets nationwide. The Registrant assumed 10 of the 13 retail outlet leases pursuant to a Bankruptcy Court order entered on March 18, 1999. The Registrant intends to close the Center. The Registrant expects to continue to operate the 10 retail outlets under the name The J. Peterman Company.

         The consideration paid by the Registrant consisted of approximately $10,000,000 in cash (subject to adjustment) and the assumption of certain operating obligations of the Peterman Company. The Registrant paid the cash portion of the purchase price with borrowings under its existing line of credit with LaSalle National Bank.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)   Financial statements of businesses acquired.

         The historical financial information required by this Current Report on Form 8-K is not included herein as it was impracticable for the Registrant to provide such information. Such historical financial information will be filed as soon as practicable, which the Registrant believes will be within 60 days from the date of this Current Report.

   (b)   Pro forma financial information.

         The pro forma financial information required by this Current Report on Form 8-K is not included herein as it was impracticable for the Registrant to provide such information. Such pro forma financial information will be filed as soon as practicable, which the Registrant believes will be within 60 days from the date of this Current Report.

   (c)   Exhibits.

         The exhibit set forth on the Index to Exhibits on page 4 is incorporated herein by reference.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PAUL HARRIS STORES, INC.


Dated:  March 29, 1999             By:   /S/ THOMAS MCCAIN
                                             Thomas McCain
                                       Senior Vice President and
                                        Chief Financial Officer

                              INDEX TO EXHIBITS

                                                                   Page No.
   Exhibit                                                         in this
     NO.                      DESCRIPTION                           FILING

    2 Asset Purchase Agreement, as amended, dated as of March 12, 1999, among the Registrant, The J. Peterman Company and
               Peterman Acquisition Corp.......................       5